INVESTORS MARK SERIES FUND, INC.
                      Supplement dated December 19, 2003 to
                          Prospectus dated May 1, 2003

     The following supplements certain information contained in the Prospectus dated May 1, 2003 for Investors Mark Series Fund, Inc.

Sub-Advisers - Columbia Management Advisors, Inc.

Large Cap Growth Portfolio

Paul Blaustein is the portfolio manager for the Large Cap Growth Portfolio. Mr. Blaustein is a senior portfolio manager and head of the concentrated large cap growth team at Columbia Management Group. Prior to joining the firm in October 2003, Mr. Blaustein was the portfolio manager of the Atlantic Whitehall Growth Fund and the equity portion of the Atlantic Whitehall Balanced Fund. He also served as director of research at Whitehall Asset Management. Prior to joining Atlantic Whitehall Funds in 1997, Mr. Blaustein was a vice president and portfolio manager of private investment partnerships at Desai Capital Management. He has also held portfolio manager and analyst positions at Legg Mason, Warburg Pincus and Oppenheimer Capital. Mr. Blaustein received a BA degree in economics from Brooklyn College and an MBA degree in finance from Columbia University.

Small Cap Equity Portfolio

Paul Berlinguet is the portfolio manager for the Small Cap Equity Portfolio. Mr. Berlinguet is a senior portfolio manager, head of the small cap growth team and co-head of the large cap growth team at Columbia Management Group. Prior to joining the firm in October 2003, Mr. Berlinguet was a portfolio manager and head of the large-mid cap equity group at John Hancock Funds. In this role, he restructured several equity funds totaling more than $1 billion in assets under management. Prior to that, Mr. Berlinguet was a large cap growth portfolio manager and head of the global technology research team at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead portfolio manager for four years. Mr. Berlinguet earned a BSBA degree in marketing from Suffolk University and an MSM degree in management from Lesley University.